UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2009
______________________

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curacao Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

______________________

Registrant’s telephone number, including area code: 011-59-99-465-8525
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 9, 2009, the Board of Directors (the “Board”) of Orthofix International N.V. (the “Company”) adopted resolutions by unanimous vote to call a special general meeting of the Company’s shareholders (a “Special General Meeting”) to consider proposals made by Ramius Value and Opportunity Master Fund Ltd. and its affiliates (collectively, “Ramius”) pursuant to a letter and certain written consents delivered to the Company by Ramius on January 28, 2009.  The Board has tentatively set the close of business on February 25, 2009 as the record date for the Special General Meeting, and April 7, 2009 as the meeting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Raymond C. Kolls
Raymond C. Kolls Senior Vice President & General Counsel

Date: February 10, 2009